                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



    Date of Report (Date of earliest event reported)     February 25, 2002
                                                         -----------------



                             PPG INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)




 Pennsylvania                   1-1687                       25-0730780
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 (State or other                (Commission                  (I.R.S. Employer
 jurisdiction                   File Number)                 Identification No.)
 of incorporation)




 One PPG Place, Pittsburgh, Pennsylvania                               15272
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 (Address of principal executive offices)                            (Zip Code)



 Registrant's telephone number, including area code           (412) 434-3131
                                                             -------------------


                                Not Applicable
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        (Former Name or former address, if changed since last report.)
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Item 5.   Other Events
          ------------

     On February 25, 2002, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

Item 7.   Exhibit
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     (99) PPG Industries, Inc. press release dated February 25, 2002.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              PPG INDUSTRIES, INC.
                                              --------------------
                                                  (Registrant)


                                               /s/ James C. Diggs
                                              ---------------------------------
                                              James C. Diggs
                                              Senior Vice President and General
                                              Counsel


Date:  February 25, 2002